UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant  ☑                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12

PRGX GLOBAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

February 18, 2021

Dear Fellow Shareholder:

According to our latest records, we have not yet received your proxy or voting instructions for the important special meeting of shareholders of PRGX Global, Inc., to be held on March 2, 2021. Your Board of Directors unanimously recommends that shareholders vote FOR the proposals relating to the acquisition of PRGX by an affiliate of Ardian North America Fund II, L.P.

Approval of the proposal to adopt the Merger Agreement requires the affirmative vote of holders of a majority of the outstanding shares of our common stock. Your vote is important, no matter how many or how few shares you may own.

Because of reported delays in the postal system, we recommend that you provide your proxy or voting instructions by telephone or via the Internet, following the easy instructions on the enclosed card. If you are not able to use one of the electronic methods, please promptly return the enclosed card in the postage-paid envelope we have provided.

Very truly yours,

Gregory J. Owens

Executive Chairman

TIME IS SHORT AND YOUR VOTE IMPORTANT! You can give voting instructions by telephone, or via the Internet. Please follow the easy instructions on the enclosed card. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, INNISFREE M&A INCORPORATED, TOLL-FREE at 1 (877) 750-8338.

PRGX GLOBAL, INC.

600 GALLERIA PARKWAY, STE. 100

ATLANTA, GA 30339-5986

ATTN: VICTOR A. ALLUMS, SVP

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 1, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PRGX2021SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 1, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30490-S16877                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRGX GLOBAL, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.				For	Against	Abstain

1.     To adopt the Agreement and Plan of Merger, dated as of December 24, 2020, by and among Pluto Acquisitionco Inc., a Delaware corporation, Pluto Merger Sub Inc., a Georgia corporation and a wholly owned subsidiary of Pluto Acquisitionco Inc., and PRGX Global, Inc., a Georgia corporation, as it may be amended from time to time (the “Merger Agreement”).

				☐	☐	☐

2.     To adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of the proposal to adopt the Merger Agreement, if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

				☐	☐	☐

3. To approve on an advisory (non-binding) basis specified compensation that may become payable to our named executive officers in connection with the merger contemplated by the Merger Agreement.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Materials are available at www.proxyvote.com.

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D30491-S16877

PRGX GLOBAL, INC.

Special Meeting of Shareholders

March 2, 2021

This proxy is solicited on behalf of the Board of Directors

For use at the Special Meeting of Shareholders on March 2, 2021

The undersigned shareholder hereby appoints Ronald E. Stewart, Kurt J. Abkemeier and Victor A. Allums, or any of them, with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Special Meeting of Shareholders of PRGX Global, Inc. (the “Company”), to be held on March 2, 2021, and any adjournment thereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement, grants authority to said proxies or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned’s name, place and stead. The undersigned instructs said proxies to vote as indicated hereon.

THE PROXIES SHALL VOTE AS SPECIFIED ON THE REVERSE, OR IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side